POWER OF ATTORNEY
FOR EXECUTING FORMS 3, 4 AND 5
March 27, 2026
KNOW ALL BY THESE PRESENTS, that the undersigned,
Marcel Teunissen, hereby constitutes and appoints each
of Chris Lacy, Michael D. May, and Sara Tate,
signing singly, his true and lawful attorney-in-fact to:
1. execute for and on behalf of the undersigned Forms 3, 4 and 5 in accordance with Section 16(a) of the
Securities Exchange Act of 1934 and the rules thereunder;
2. do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete the execution of any such Form 3, 4 or 5 and the timely filing of such form with the United States
Securities and Exchange Commission and any other authority;
and
3. take any other action of any type whatsoever in connection with the foregoing, including the execution of a
Form ID, which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve,
in his or her discretion.
The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform each and every act and thing whatsoever requisite, necessary and proper
to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as such attorney-in-fact might or could do if
personally present, with full power of substitution
or revocation, hereby ratifying and confirming all that
such attorney-in-fact, or his or her substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.
The undersigned hereby gives full power and authority to
each attorney-in-fact to act as an account administrator
on the undersigned's EDGAR account and to manage the
undersigned's EDGAR account.
The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the
undersigned, is not assuming any of the undersigned's responsibilities to comply with
Section 16 of  the Securities
Exchange Act of 1934.
*  *  *  *  *
IN WITNESS WHEREOF, the undersigned has caused
this Power of Attorney to be executed as of
this 27th day of March, 2026.
By:  /s/ Marcel Teunissen
Name: Marcel Teunissen